EXHIBIT 10.14

                             AMGEN INC.

             AMENDED AND RESTATED 1988 STOCK OPTION PLAN


    1.   PURPOSE.
         (a) The purpose of the Plan is to provide a means by which selected employees and directors (if declared eligible under paragraph 4) of and consultants to Amgen Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), directly or indirectly through trusts for the benefit of their families, may be given an opportunity to purchase stock of the Company.
         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").
         (c) The Company, by means of the Plan, seeks to retain the services of persons now holding positions, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.
         (d) The Company intends that the options issued under the Plan shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), be either incentive stock options as that term is used in Section 422 of the Code ("Incentive Stock Options"), or options which do not qualify as Incentive
Stock Options ("Nonqualified Stock Options"). All options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and in such form as issued pursuant to paragraph 5, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of option. An option designated as a Nonqualified Stock Option shall not be treated as an Incentive Stock Option.
               The word "Trust" as used in the Plan shall mean a trust created for the benefit of the employee or consultant, his or her spouse, or members of their immediate family. The word optionee shall mean the person to whom the option is granted or the employee or consultant for whose benefit the option is granted to a Trust, as the context shall require.

     2.  ADMINISTRATION.
         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c).
         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
              (1) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; whether the option will be an Incentive Stock Option or a Nonqualified Stock Option; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each such person.
              (2) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
              (3)  To amend the Plan as provided in paragraph 11.
              (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.
         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than three (3) members of the Board (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
         (d) The term "disinterested person", as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c): (i) who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one
(1) year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its Affiliates; or (ii) who is otherwise considered to be a "disinterested person" in accordance with the rules, regulations or interpretations of the Securities and Exchange Commission. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as from time to time in effect.
         (e) Any requirement that an administrator of the Plan be a "disinterested person" shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

    3.   SHARES SUBJECT TO THE PLAN.
         (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Thirty Six Million (36,000,000) shares of the Company's $.0001 par value common stock (the "Common Stock"). If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the Common Stock not purchased under such option shall again become available for the Plan.
         (b) The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
         (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined as of the times the respective Incentive Stock Options are granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such optionee during any calendar year under all such plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). Should it be determined that any portion of an Incentive Stock Option granted under the Plan does not qualify for treatment as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonqualified Stock Option to the extent, but only to the extent, of such excess. Should it be determined that an entire option does not qualify for treatment as an Incentive Stock Option, such option shall, in its entirety, be considered a Nonqualified Stock Option.

    4.   ELIGIBILITY.
         (a) Incentive Stock Options may be granted only to employees of the Company or its Affiliates, and a director or officer of the Company shall not be eligible to receive Incentive Stock Options unless such director or officer is also an employee of the Company or any Affiliate. Nonqualified Stock Options may be granted only to employees of, or consultants to, the Company or its Affiliates (including directors or officers who so qualify) or to Trusts of any such employee or consultant.
         (b) A director shall in no event be eligible for the benefits of the Plan unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board or the Committee in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to a director: (i) a majority of the Board and a majority of the directors acting in such matter are disinterested persons, as defined in subparagraph 2(d); (ii) the Committee consists solely of "disinterested persons" as defined in subparagraph 2(d); or (iii) the Plan otherwise complies with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect.
         (c) No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the fair market value of the Common Stock at the date of grant and the term of the Incentive Stock Option does not exceed five (5) years from the date of grant.

    5.   OPTION PROVISIONS.
         Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:
         (a) No option shall be exercisable after the expiration of ten (10) years from the date it was granted.
         (b) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the option on the date the option is granted. The exercise price of each Nonqualified Stock Option shall be not less than eighty-five percent (85%) of the fair market value of the Common Stock subject to the option on the date the option is granted.
         (c) The purchase price of Common Stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the option is exercised; or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the option (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion.
    In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at not less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.
         (d) An option granted to a natural person shall be exercisable during the lifetime of such person only by such person, provided that such person during such person's lifetime may designate a Trust to be such person's beneficiary with respect to any Incentive Stock Options granted after February 25, 1992 and with respect to any Nonqualified Stock Options, and such beneficiary shall, after the death of the person to whom the option was granted, have all the rights that such person has while living, including the right to exercise the option. In the absence of such designation, after the death of the person to whom the option is granted, the option shall be exercisable by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution.
         (e) The total number of shares of Common Stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may be exercised with respect to some or all of the shares allotted to that period, and/or with respect to some or all of the shares allotted to any prior period as to which the option was not fully exercised. During the remainder of the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.
         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option: (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser's representative, the merits and risks of exercising the option; and
(2) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.
         (g) An option shall terminate three (3) months after termination of the optionee's employment or relationship as a consultant with the Company or an Affiliate, unless: (i) such termination is due to such person's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant; (ii) the optionee dies while in the employ of or while serving as a consultant to the Company or an Affiliate, or within not more than three (3) months after termination of such employment or relationship as a consultant, in which case the option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or
(iii) the option by its terms specifies either (A) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant, or (B) that it may be exercised more than three (3) months after termination of the optionee's employment or relationship as a consultant with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant.
         (h) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment or relationship as a consultant with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installmentsspecified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company or to any other restriction the Board or the Committee determines to be appropriate.
         (i) To the extent provided by the terms of an option, the optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise of the stock option a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (3) delivering to the Company owned and unencumbered shares of the Common Stock having a fair market value less than or equal to the amount of the withholding tax obligation.
         (j) Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option agreement, and all outstanding Nonqualified Stock Options, to the extent there are unvested options on June 30, 1991, shall be amended to include, a provision entitling the optionee to a further Option (a "Re-Load Option") in the event the optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option (or surrendered for shares which were unvested on June 30, 1991 in the case of an amended Nonqualified Stock Option); (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; (iii) shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as defined in subparagraph 4(c)), shall have an exercise price which is equal to one hundred and ten percent (110%) of the fair market value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option; and (iv) shall be granted under this Plan, if sufficient shares are available under subparagraph 3(a) of the Plan, and if sufficient shares of Common Stock are not so available, shall be granted under the 1991 Equity Incentive Plan to the extent shares of Common Stock are available under that Plan.
    Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board or Committee may designate at the time of the grant of the original Option, except that all Re-Load Options on unvested shares (as of June 30, 1991) of Non-Qualified Stock Options shall be Nonqualified Stock Options, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subparagraph 3(c) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subparagraph 3(a) of this Plan or under the 1991 Equity Incentive Plan and shall be subject to such other terms and conditions as the Board or Committee may determine.

    6.   COVENANTS OF THE COMPANY.
         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.
         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any Common Stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

    7.   USE OF PROCEEDS FROM STOCK.
         Proceeds from the sale of Common Stock pursuant to options granted under the Plan shall constitute general funds of the Company.

    8.   MISCELLANEOUS.
          (a) The Board or Committee shall have the power to accelerate the time during which an option may be exercised or the time during which an option or any part thereof will vest, notwithstanding the provisions in the option stating the time during which it may be exercised or the time during which it will vest.
Each

option providing for vesting pursuant to subparagraph 5(e) shall also provide that if the employee's employment or consultant's affiliation with the Company is terminated by reason of death or disability (within the meaning of Title II or XVI of the Social Security Act and as determined by the Social Security Administration), the vesting schedule of options granted to such employee or consultant or to the Trusts of such employee or consultant shall be accelerated by twelve months for each full year the employee has been employed by or the consultant has been affiliated with the Company. Options granted under the Plan that are outstanding on February 25, 1992, shall be amended to include the accelerated vesting upon death provided for in the preceding sentence of this paragraph 8(a) and options granted under the Plan that are outstanding on June 18, 1996, shall be amended to include the accelerated vesting upon disability provided for in the preceding sentence of this paragraph 8(a).
         (b) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.
         (c) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.

         (d) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible participant or optionee any right to continue in the employ of the Company or any Affiliate or to continue acting as a consultant or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship of any eligible participant or optionee with or without cause. In the event that an optionee is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment or relationship as consultant for purposes of paragraph 5(g) hereof and corresponding provisions of any outstanding options, and (ii) suspend or otherwise delay the time or times at which the shares subject to the option would otherwise vest.

    9.   CANCELLATION AND RE-GRANT OF OPTIONS.
         The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, (i) the repricing of any or all outstanding options under the Plan and/or (ii) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of the fair market value in the case of a Nonqualified Stock Option, one hundred percent (100%) of the fair market value in the case of an Incentive Stock Option or, in the case of a 10% stockholder (as defined in subparagraph 4(c)), not less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the new grant date.

    10.  ADJUSTMENTS UPON CHANGES IN COMMON STOCK.
         (a) If any change is made in the Common Stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and the maximum number of shares subject to the Plan and the class(es) and the number of shares and price per share of Common Stock subject to outstanding options.
          (b) Notwithstanding anything to the contrary in this Plan, in the event of a Change in Control (as hereinafter defined), then, to the extent permitted by applicable law: (i) the time during which options become vested shall automatically be accelerated so that the unvested portions of all options shall be vested prior to the Change in Control and (ii) the time during which the options may be exercised shall automatically be accelerated to prior to the Change of Control. Upon or after the acceleration of the vesting and exercise periods, at the election of the holders of the options, the options may be: (x) exercised or, if the surviving or acquiring corporation agrees to assume the options or substitute similar options, (y) assumed; or (z) replaced with substitute options. Options not exercised, substituted or assumed prior to or upon the Change in Control shall be terminated.

          (c) For purposes of the Plan, a "Change of Control" shall be deemed to have occurred at any of the following times:
               (i) Upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of
Section 13(d) (3) or 14(d) (2) of the Exchange Act (excluding, for this purpose, the Company or its affiliates, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or
               (ii) At the time individuals who, as of October 23, 1995, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to October 23, 1995, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14A-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

               (iii) Immediately prior to the consummation by the Company of a reorganization, merger, consolidation, (in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities) or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or
              (iv) The occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

    11.  QUALIFIED DOMESTIC RELATIONS ORDERS
          (a) Anything in the Plan to the contrary notwithstanding, rights under options may be assigned to an Alternate Payee to the extent that a QDRO so provides. (The terms "Alternate Payee" and "QDRO" are defined in Subsection (c) below.) The assignment of an option to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. The transfer of an Incentive Stock Option to an Alternate Payee may, however, cause it to fail to qualify as an Incentive Stock Option. If an option is assigned to an

Alternate Payee, the Alternate Payee generally has the same rights as the grantee under the terms of the Plan; provided however, that (1) the option shall be subject to the same vesting terms and exercise period as if the option were still held by the grantee, (2) an Alternate Payee may not transfer an option and (3) an Alternate Payee is ineligible for Re-Load Options.
          (b) In the event of the Plan administrator's receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee of a grantee of an option, transfer of the proceeds of the exercise of such option, whether in the form of cash, stock or other property, may be suspended. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the grantee and Alternate Payee. A grantee's ability to exercise an option may be barred if the Plan administrator receives a court order directing the Plan administrator not to permit exercise.
          (c) The word "QDRO" as used in the Plan shall mean a court order (1) that creates or recognizes the right of the spouse, former spouse or child (an "Alternate Payee") of an individual who is granted an option to an interest in such option relating to marital property rights or support obligations and (2) that the administrator of the Plan determines would be a "qualified domestic relations order," as that term is defined in section 414(p) of the Code and section 206(d) of the Employee Retirement Income Security Act ("ERISA"), but for the fact that the Plan is not a plan described in section 3(3) of ERISA.

    12.  AMENDMENT OF THE PLAN.
         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:
              (i) Increase the number of shares reserved for options under the Plan;
              (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act); or
              (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.
         (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or options granted under it into compliance therewith.
         (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, unless: (i) the Company requests the consent of the person to whom the option was granted; and (ii) such person consents in writing.

    13.  TERMINATION OR SUSPENSION OF THE PLAN.
         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 14, 1998. No options may be granted under the Plan while the Plan is suspended or after it is terminated.
         (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

    14.  EFFECTIVE DATE OF PLAN.
          The Plan shall become effective as determined by the Board. No option granted as the result of the amendment on April 2, 1991 shall be exercisable unless and until said amendment is approved by the stockholders of the Company, and to the extent required or necessary under applicable law, amendments made on April 2, 1991 shall not be effective until approved by the stockholders of the Company.